Exhibit 99.2

Ideanomics Appoints Kristen Helsel Chief Revenue Officer

New York, NY April 5, 2021/PRNewswire/ -- Ideanomics (NASDAQ: IDEX) (“Ideanomics” or the “Company”), a global company focused on driving the adoption of commercial electric vehicles and associated energy consumption, is pleased to announce the appointment of Kristen Helsel as Chief Revenue Officer. Kristen will be instrumental in driving the company’s hyper-growth, performance, strategy, and alignment of the organization’s revenue-generating departments.

“Kristen has a proven track record for growing revenues in both the automotive and energy management industries, as well as building and leading high-performing sales teams. We are excited to bring someone on board with experience at the intersection between automotive and energy that is essential to successful EV adoption. Kristen joins Ideanomics at an important time when we are poised for growth in all of our markets” said Ideanomics CEO, Alf Poor.

Kristen has over 20 years of experience creating and delivering strong P&L results through team leadership along with strong experience combining business and financial strategies with tactical executions to optimize short- and long-term gains. She has grown new business around disruptive technologies by identifying, negotiating and closing global deals. Prior to Ideanomics, Kristen was partner for DKS Investments, where she consulted for organizations in renewables and tech including Solar+Storage, EV Charging, drones, robotics and SaaS revenue development. Previously, she was Chief Revenue officer for Pika Energy which was eventually sold to Generac Power Systems where she was the SVP of sales for Generac. Prior to Pika, Kristen was the Vice President & General Manager at AeroVironment of their Electric Vehicles Solutions team. Kristen was named one of Automotive News’ “Electrifying 100: the 100 Most Influential People” in the EV industry and has closed numerous OEM agreements.

“I’m excited to be joining Ideanomics to help accelerate the growth of the company and EV adoption in commercial vehicles,” said Kristen Helsel, CRO. “The company has put together a dynamic team, and compelling products. I was attracted by the company’s global vision and progress as a leader in the fast-growing commercial EV market, and I am looking forward to leading Ideanomics revenue development as the business continues to scale”.

About Ideanomics

Ideanomics is a global company focused on the convergence of financial services and industries experiencing technological disruption. Our Ideanomics Mobility division is a service provider which facilitates the adoption of electric vehicles by commercial fleet operators through offering vehicle procurement, finance and leasing, and energy management solutions under our innovative sales to financing to charging (S2F2C) business model. Ideanomics Capital is focused on disruptive fintech solutions for the financial services industry. Together, Ideanomics Mobility and Ideanomics Capital provide our global customers and partners with leading technologies and services designed to improve transparency, efficiency, and accountability, and our shareholders with the opportunity to participate in high-potential, growth industries.

The company is headquartered in New York, NY, with offices in Beijing, Hangzhou, and Qingdao, and operations in the U.S., China, Ukraine, and Malaysia.

Safe Harbor Statement

This press release contains certain statements that may include “forward looking statements”. All statements other than statements of historical fact included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects” or similar expressions, involve known and unknown risks and uncertainties, and include statements regarding our intention to transition our business model to become a next-generation financial technology company, our business strategy and planned product offerings, our intention to phase out our oil trading and consumer electronics businesses, and potential future financial results. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of risks and uncertainties, such as risks related to: our ability to continue as a going concern; our ability to raise additional financing to meet our business requirements; the transformation of our business model; fluctuations in our operating results; strain to our personnel management, financial systems and other resources as we grow our business; our ability to attract and retain key employees and senior management; competitive pressure; our international operations; and other risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on the SEC website at www.sec.gov.. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Investor Relations and Media Contact

Ideanomics,Inc.

Tony Sklar, SVP of Investor Relations

1441 Broadway, Suite 5116 New York, NY 10018.

Email: ir@ideanomics.com

Valerie Christopherson / Lora Wilson

Global Results Communications (GRC)

+1 949 306 6476

valeriec@globalresultspr.com